UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

HIGHLANDS REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices, Including Zip Code)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment No. 1”) amends and supplements information contained in the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2026 (together with any subsequent amendments and supplements thereto, the “Current Report”) by Highlands REIT, Inc., a Maryland corporation (“Highlands,” the “Company,” “we,” “us” or “our”). In the Current Report, the Company reported a total of 135,380,970.82434 shares of its common stock, par value $0.01 per share (each, a “Share”) were validly tendered and not withdrawn as of the expiration of the Offer (as defined below) and that the Company purchased 135,380,970.82434 Shares at a price equal to $0.20 per Share, for an aggregate purchase price of approximately $27,076,194.16. However, due to administrative errors by third parties, 3,290,228.293250 additional Shares (the “Additional Shares”) that were validly tendered prior to the expiration of the Offer were not reported to the Company for repurchase. The Company and the depositary for the tender offer subsequently arranged for the repurchase of the Additional Shares in accordance with the terms of the Offer.

Item 8.01. Other Events.

Highlands hereby announces the final results of the previously announced self-tender offer by the Company to purchase for cash up to 125,000,000 Shares, at a purchase price equal to $0.20 per Share, net to the seller in cash, less any applicable withholding taxes and without interest (the “Offer”). The Offer expired at 11:59 p.m., New York City time, on September 29, 2026 (the “Expiration Time”). As previously disclosed, the Company was permitted to increase the number of Shares it accepts for purchase in the Offer by up to 2% of its outstanding shares of common stock, or 14,453,024 Shares.

Based on the final count reported by Computershare Trust Company, N.A., the depository for the Offer (the “Depository”), a total of 138,671,199.117590 Shares were properly tendered and not properly withdrawn prior to the Expiration Time.

In accordance with the terms and conditions of the Offer, and based on the final count reported by the Depositary, the Offer was oversubscribed. As a result of the oversubscription, the Company increased the number of Shares accepted for purchase in the Offer from 125,000,000 to 138,671,199.117590, which includes 13,671,199.117590 Shares that the Company elected to purchase pursuant to its ability to purchase up to an additional 2% of its outstanding shares of common stock, for an aggregate cost of approximately $27,734,239.83. The 138,671,199.117590 Shares that the Company accepted for purchase in the Offer represent approximately 19.2% of the Company’s shares of common stock outstanding as of the commencement of the Offer on September 1, 2026. Payment for the Shares accepted for purchase pursuant to the Offer, including the Additional Shares, has occured.

Georgeson LLC acted as the Information Agent for the Offer. For all questions regarding the Offer, please contact Georgeson LLC by telephone toll-free at (833) 363-3589 within the United States, U.S. territories and Canada, or at +1 (516) 415-1586 outside the United States, U.S. territories and Canada. Stockholders may also contact their broker-dealer, commercial bank, trust company, custodian or other nominee for assistance concerning the Offer.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements about Highlands’ plans, objectives, strategies, financial performance and outlook, trends, the amount and timing of future cash distributions, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Highlands and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results to differ materially from these forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to: the risks, uncertainties and other factors set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2025; business, financial and operating risks inherent to real estate investments and the industry; our ability to renew leases, lease vacant space, or re-lease space as leases expire; our ability to repay or refinance our debt as it comes due; difficulty selling or re-leasing our investment properties due to their specific characteristics; contraction in the global economy or low levels of economic growth; our ability to sell our investment properties at a price and on a timeline consistent with our investment objectives, or at all; our ability to service our debt; changes in interest rates and operating costs; compliance with regulatory regimes and local laws; uninsured or underinsured losses, including those relating to natural disasters or terrorism; domestic or international instability or political or civil unrest, including the ongoing hostilities in Ukraine and the Middle East and their worldwide economic impact; the amount of debt that we currently have or may incur in the future; provisions in our debt agreements that may restrict the operation of our business; our separation from InvenTrust and our ability to operate as a stand-alone public reporting company; our organizational and governance structure; our status as a real estate investment trust (“REIT”); the cost of compliance with and liabilities under environmental, health and safety laws; the uncertainty and economic impact of pandemics, epidemics or other public health emergencies or fear of such events; risks associated with international trade disputes, including threatened or implemented tariffs imposed by the U.S. and threatened or implemented tariffs imposed by foreign countries in retaliation or otherwise; adverse litigation judgments or settlements; changes in real estate and zoning laws and increase in real property tax rates; changes in federal, state or local tax law, including legislative, administrative, regulatory or other actions affecting REITs; changes in governmental regulations or interpretations thereof; and estimates relating to our ability to make distributions to our stockholders in the future. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K.

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: November 5, 2026	By:	/s/ Robert J. Lange
Name: Robert J. Lange
Title: President and Chief Executive Officer